SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           December 16, 1997
                            Date of Report
                  (Date of Earliest Event Reported)

                          MILLER PETROLEUM, INC.
       (Exact Name of Registrant as Specified in its Charter)

  Tennessee              33-2249-FW                    62-1028629
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                       3651 Baker Highway
                 Huntsville, Tennessee  37756
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                           (423) 663-9457

                                  Not applicable
 (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     None; not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Pursuant to a Purchase and Sale Agreement (the "Agreement") dated December 16, 1997, the Registrant acquired all right, title and interest of AKS Energy Corporation, a Delaware corporation ("AKS"), in certain oil and gas leases, fee oil and gas properties and other property interest and unit rights described in Exhibit A thereof; certain wells described in Exhibit B thereof; certain equipment described in Exhibit C thereof; certain contractual rights described in Exhibit D thereof; and certain personal property described in Exhibit E thereof. A copy of the Agreement and related exhibits is attached
hereto and is incorporated herein by reference.   See Item 7 of this Report.

     The Registrant paid $2,308,207 for these interests, as follows, to-wit:
$1,910,000 on closing (the "Closing"); the issuance of 45,000 shares of "restricted securities" of the Registrant valued at $2 per share; and the assumption of $308,207 of liabilities and obligations affecting the interests acquired (see Assumption Agreement, a copy of which is attached hereto and is incorporated herein by reference).

     AKS has "piggy back registration rights" covering the 45,000 shares of the Registrant issued under the Agreement, and the unconditional right to "put" these securities to the Registrant at a price of $2 per share at any time after the shares of common stock of the Registrant trade for in excess of $2 per share for any 30 day period prior to the anniversary date of the Agreement. See the Put Agreement and Piggy Back Registration Rights instrument, a copy of which is attached hereto and is incorporated herein by reference. See Item 7 of the Report.

Item 3.  Bankruptcy or Receivership.

     None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     None; not applicable.

Item 5.  Other Events.

     None; not applicable.

Item 6.  Resignations of Directors and Executive Officers.

     None; not applicable

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

     The financial statements of the Registrant, taking into account the completion of the Agreement, shall be filed with the Securities and Exchange Commission in the Registrant's 10-QSB Quarterly Report for the quarter ended January 31, 1998, which were filed on March 13, 1998.

         (b)  Pro Forma Financial Information.

     The financial statements of the Registrant, taking into account the completion of the Agreement, shall be filed with the Securities and Exchange Commission in the Registrant's 10-QSB Quarterly Report for the quarter ended January 31, 1998, which were filed on March 13, 1998.

         (c)  Exhibits.


Exhibit
Description of Exhibit*                                      Number

     Purchase and Sale Agreement                           10
          Exhibit A-Leases
          Exhibit B-Wells
          Exhibit C-Equipment
          Exhibit D-Contracts
          Exhibit E-Personal Property
          Exhibit F-Allocation of Purchase Price

     Put Agreement and Piggy Back Registration
     Rights                                                10.1

     Assumption Agreement                                  10.2

Documents Incorporated by Reference*

     None.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

     None; not applicable.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MILLER PETROLEUM, INC.

Date: 3/3/98.                 By  /s/ Deloy Miller
                              President and Director


Date: 3/3/98.                 By  /s/ Lawrence LaRue
                              Secretary/Treasurer